UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

NASHUA CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Trafalgar Square, 2 nd Floor
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)

(603)880-2323
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

February 3, 2005: Nashua Corporation (NYSE: NSH), a manufacturer and marketer of labels, thermal and specialty papers and imaging products, today announced that it received indications that it will be served with a complaint in a patent infringement suit by OCE Printing Systems, GmbH and OCE North America Inc. (“OCE”) relative to Nashua’s ST-2140 and ST-466 toner products. OCE filed the suit in the U.S. District Court for the Northern District of Illinois on November 5, 2004. Nashua has engaged legal counsel and is in the process of analyzing legal defenses to OCE’s claims and possible avenues of resolution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION

Date: February 3, 2005	By	/s/ John L. Patenaude

John L. Patenaude Vice President-Finance, Chief Financial Officer and Treasurer